UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May24, 2006

AMB Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23182	35-1905382
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer Incorporation)
Indentification No. )

8230 Hohman Avenue, Munster, Indiana		46321
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (219) 836-5870

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5. OTHER EVENTS

On May 24, 2006, AMB Financial Corporation (“AMB”) issued the attached press release announcing their intent to initiate a stock repurchase program.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit

99.1 Press release dated May 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMB FINANCIAL CORPORATION

DATE: May 24, 2006	By:	/s/ Clement B. Knapp
Clement B. Knapp, Jr.
President and Chief Executive Officer

DATE: May 24, 2006	By:	/s/ Scott S. Gyure
Scott S. Gyure, Vice President
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of AMB Financial Corporation dated May 24, 2006.